LORD ABBETT SECURITIES TRUST

Lord Abbett Value Opportunities Fund

Supplement dated September 19, 2014 to the Summary Prospectus, Prospectus, and
Statement of Additional Information dated March 1, 2014

References throughout the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are amended to reflect the following changes, which will take effect on October 1, 2014:

•	The Class A share Rule 12b-1 fee will be reduced from an annual rate of 0.35% to 0.25% of the Fund’s average daily net assets.

•	The entire 0.25% Class A share Rule 12b-1 fee will be designated as a service fee.

Please retain this document for your future reference.